Revenue	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Revenue
1.  Revenue

CRH is a leading global diversified building materials group which manufactures and supplies a diverse range of superior building materials and products for use in the construction and maintenance of infrastructure, housing and commercial products. Our materials and products are used extensively, in construction projects of all sizes, all across the world.

As discussed in more detail in note 2, the Group has three operating segments (as identified under IFRS 8
Operating Segments
) from 1 January 2019; generating revenue through the following activities:

Americas Materials
businesses are predominantly engaged in the production and sale of aggregates, asphalt, cement and readymixed concrete products and provide asphalt paving services in the US and Canada. This segment also includes the Group’s cement operations in Brazil.

Europe Materials
businesses are predominantly engaged in the manufacture and supply of cement, lime, aggregates, readymixed and precast concrete and asphalt products. The segment comprises businesses operating in 21 countries across Western, Central and Eastern Europe as well as the Philippines in Asia.

Our
Building Products
segment includes businesses operating across a portfolio of building product related platforms including infrastructure, construction accessories, Building Envelope, architectural products and, up to their disposal in 2019, perimeter protection and shutters & awnings. This segment also included our Do-It-Yourself (DIY) businesses in Belgium and the Netherlands which were disposed of in 2018. The segment comprises businesses operating in 19 countries primarily in the US, Canada and Western Europe.

The divestment of our Europe Distribution business (excluding DIY Benelux), formerly part of the Building Products segment, was completed in 2019. As a result, it has been classified as discontinued operations in the current year; its performance in this year and comparative years is therefore part of discontinued operations. As referenced above, DIY Benelux was separately divested in 2018 and therefore its performance up to the date of divestment is shown as part of continuing operations in 2018 and 2017.

As a result of the more simplified operating structure implemented on 1 January 2019, the classification of reported revenue into the principal activities and products below has been amended to better reflect the basis on which management now reviews its businesses. Accordingly, the revenue formerly disaggregated across perimeter protection, shutters & awnings, network access products, architectural and precast products has now been reorganised and presented in two new categories: architectural products and infrastructure products. Comparative amounts for 2018 have been restated where necessary to reflect the new format for disaggregation of revenue.

A. Disaggregated revenue

In the following tables, revenue is disaggregated by primary geographic market and by principal activities and products. Due to the diversified nature of the Group, the basis on which management reviews its businesses varies across the Group. Geography is the primary basis for the Americas Materials and Europe Materials businesses; while activities and products are used for the Building Products businesses.

Revenue from external customers (as defined in IFRS 8) attributable to the country of domicile and all foreign countries of operation greater than 10% are included below. Further operating segment disclosures are set out in note 2.

	Year ended 31 December
	Americas Materials 2019	Europe Materials 2019	Building Products 2019	Total 2019	Americas Materials 2018	Europe Materials 2018	Building Products 2018	Total 2018	Total 2017
Primary geographic markets	€ m	€ m	€ m	€ m	€ m	€ m	€ m	€ m	€ m
Continuing operations
Republic of Ireland (country of domicile)	-	585	-	585	-	468	-	468	435
United Kingdom	-	3,107	217	3,324	-	3,045	223	3,268	3,023
Rest of Europe (i)	-	4,328	1,038	5,366	-	4,098	1,469	5,567	5,370
United States	9,207	-	4,543	13,750	7,896	-	4,065	11,961	10,844
Rest of World (ii)	1,178	474	452	2,104	1,055	431	491	1,977	1,981

Total Group from continuing operations	10,385	8,494	6,250	25,129	8,951	8,042	6,248	23,241	21,653
Discontinued operations
United States - Americas Distribution				-				7	2,343
Rest of Europe (i) - Europe Distribution				3,177				3,549	3,567

Total Group				28,306				26,797	27,563

(i)
The Rest of Europe principally includes Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Hungary, Luxembourg, Netherlands, Poland, Romania, Serbia, Slovakia, Spain, Sweden, Switzerland and Ukraine.

(ii)	The Rest of World principally includes Australia, Brazil, Canada and the Philippines.

	Year ended 31 December
	Americas Materials (iii) 2019	Europe Materials (iii) 2019	Building Products 2019	Total 2019	Americas Materials (iii) 2018	Europe Materials (iii) 2018	Building Products 2018	Total 2018
Principal activities and products	€ m	€ m	€ m	€ m	€ m	€ m	€ m	€ m
Continuing operations
Cement, lime and cement products	1,222	2,646	-	3,868	810	2,506	-	3,316
Aggregates, asphalt and readymixed products	5,046	3,061	-	8,107	4,330	2,919	-	7,249
Construction contract activities*	4,117	1,609	165	5,891	3,811	1,542	240	5,593
Architectural products	-	955	2,664	3,619	-	903	2,597	3,500
Infrastructure products	-	223	1,239	1,462	-	172	1,080	1,252
Construction accessories	-	-	590	590	-	-	593	593
Architectural glass and glazing systems and wholesale hardware distribution	-	-	1,592	1,592	-	-	1,431	1,431
DIY	-	-	-	-	-	-	307	307

Total Group from continuing operations	10,385	8,494	6,250	25,129	8,951	8,042	6,248	23,241
Discontinued operations
Exterior and interior products - Americas Distribution				-				7
General Builders Merchants, DIY Germany and Sanitary, Heating & Plumbing - Europe Distribution				3,177				3,549

Total Group				28,306				26,797

(iii)
Americas Materials and Europe Materials both operate vertically integrated businesses, which are founded in resource-backed cement and aggregates assets and which support the manufacture and supply of aggregates, asphalt, cement, readymixed and precast concrete and landscaping products. Accordingly, for the purpose of disaggregation of revenue we have included certain products together, as this is how management review and evaluate this business line.

There are no material dependencies or concentrations of individual customers which would warrant disclosure under IFRS 8. The individual entities within the Group have a large number of customers spread across various activities, end-uses
and geographies.

Revenue derived through the supply of services and intersegment revenue are not material to the Group. The transfer pricing policy implemented by the Group between operating segments and across its constituent entities is described in note 34. In addition, due to the nature of building materials, which have a low value-to-weight
ratio, the Group’s revenue streams include a low level of cross-border transactions.

B. Contract balances

For information on the Group’s construction contract balances refer to notes 18, 19 and 20. Movements in our net contract balances are not considered significant and are primarily driven by the timing of billing work-in-progress
within our construction contract businesses.

C. Unsatisfied long-term construction contracts and other performance obligations

Revenue yet to be recognised from fixed-price long-term construction contracts, primarily within our Americas Materials and Europe Materials businesses, amounted to
€
1,867 million at 31 December 2019 (2018:
€
1,848 million). The Group has applied the practical expedient of IFRS 15
Revenue from Contracts with Customers
whereby revenue yet to be recognised on contracts that had an original expected duration of less than one year is not disclosed. The majority of open contracts at 31 December 2019 will close and revenue will be recognised within 12 months of the balance sheet date.